UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2005 /March 31, 2005
 (Date of Report/Date of earliest event reported)

EQUINOX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-112531	13-4034296
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

895 Broadway
New York, New York 10003
(Address and zip code of principal executive offices)

212-780-9300
(Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 8.01 OTHER EVENTS

On March 31, 2005, Equinox Holdings, Inc. issued a press release announcing that it is restating its prior period financial statements and as a result its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, cannot be completed by the filing deadline of March 31, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)Exhibits

99.1	Press Release dated March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINOX HOLDINGS, INC.
(Registrant)

By:	/s/ SCOTT ROSEN
Name: Scott Rosen
Title:Executive Vice President and Chief Financial
Officer

Date:March 31, 2005

EXHIBIT INDEX

Exhibit 99.1:  Press release of Equinox Holdings, Inc., dated March 31, 2005.